UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 13, 2006
MGM MIRAGE
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-16760 (Commission File Number)	88-0215232 (I.R.S. Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada	89109
(Address of Principal Executive Offices)	(Zip Code)
(702) 693-7120
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EX-10
EX-99

Item 1.01. Entry Into a Material Definitive Agreement
      On October 13, 2006, MGM MIRAGE, a Delaware corporation (the “Company”), entered into a purchase agreement to sell its Colorado Belle and Edgewater hotel-casinos located in Laughlin, Nevada, to a group led by Anthony Marnell III for a purchase price of $200 million.
      The transaction is subject to customary closing conditions contained in the Purchase Agreement (“Purchase Agreement”), by and among Mandalay Resort Group (the “Seller”), Edgewater Hotel Corporation (the “Edgewater”) and Colorado Belle Corp. (together with the Edgewater, the “Laughlin Casinos”), and Aces High Management, LLC (the “Purchaser”), including receipt of all gaming and other regulatory approvals. The parties anticipate that the transaction will be completed by the second quarter of 2007.
      The Purchase Agreement contains limited representations and warranties of the Company, Seller, Laughlin Casinos and Purchaser, as well as indemnification and termination rights in favor of the parties thereto.
      The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the terms of the Purchase Agreement, which is filed as Exhibit 10 to this Current Report on Form 8-K and incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
      The following information set forth in this Item 7.01 of this Current Report on Form 8-K, including the text of the press release, attached as Exhibit 99 hereto, is being furnished to, but not filed with, the Securities and Exchange Commission (“SEC”).
      On October 16, 2006, the Company issued a press release, a copy of which is attached as Exhibit 99 to this Current Report on Form 8-K, announcing the Company’s execution of the Purchase Agreement.
Item 9.01. Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

No.	Description
10	Purchase Agreement dated October 13, 2006.

99*	Text of the press release of the Company, dated October 16, 2006.

*	Exhibit 99 is being furnished to the SEC pursuant to Item 7.01 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURE
      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE

Date: October 16, 2006	By:	/s/ Bryan L. Wright

	Name:	Bryan L. Wright
	Title:	Senior Vice President, Assistant General Counsel and Assistant Secretary

INDEX TO EXHIBITS

No.	Description
10	Purchase Agreement dated October 13, 2006.

99*	Text of the press release of the Company, dated October 16, 2006.

*	Exhibit 99 is being furnished to the SEC pursuant to Item 7.01 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.